COMMITMENTS AND CONTINGENCIES (Details - Lease infomation) - USD ($) $ in Thousands	Mar. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Right-of-use assets – operating leases	$ 31,287	$ 33,613	$ 21,068
Operating lease liabilities, current portion	9,731	9,627	7,205
Operating lease liabilities, net of current portion	21,556	23,986	13,863
Total operating lease liabilities	$ 31,287	$ 33,613	$ 21,068